                                                                    EXHIBIT 10.1

                                CERTAIN INFORMATION HAS BEEN OMITTED UNDER A
                                CONFIDENTIAL TREATMENT REQUEST MADE PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                              SECOND AMENDMENT TO
                              -------------------

                    GTIS MASTER OPTION AND LICENSE AGREEMENT
                    ----------------------------------------

         This second amendment agreement (the "Second Amendment") is made and entered into the 27th day of March, 1996, by and among WMS INDUSTRIES INC. ("WMS"), WILLIAMS ELECTRONICS GAMES, INC. ("WEG"), MIDWAY MANUFACTURING
COMPANY ("Midway") and WILLIAMS ENTERTAINMENT INC. ("WEI"), each being Delaware corporations with offices at 3401 North California Avenue, Chicago, Illinois 60618, and GT INTERACTIVE SOFTWARE CORP. ("GTIS"), a Delaware corporation with offices at 16 East 40th Street, New York, New York 10016.


                                  WITNESSETH:
                                  -----------

         WHEREAS, on December 28, 1994 WMS, WEG, Midway, WEI and GTIS entered into the GTIS Master Option and License Agreement (the "GTIS Master PC Agreement") pursuant to which the WMS Group granted to GTIS certain rights with respect to the manufacture, distribution and sale of versions of Games for use on Designated Multipurpose Computer Platforms; and

         WHEREAS, on March 31, 1995, WMS, Midway, WEI and GTIS entered into an Amendment to the GTIS Master PC Agreement (the "First Amendment"); and

         WHEREAS, WMS, WEG, Midway, WEI and GTIS desire to further amend the GTIS Master PC Agreement as provided for in this Second Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

        1. Capitalized terms used, but not defined or revised herein, shall have the meaning ascribed to such terms in the GTIS Master PC Agreement or the form of Home Computer Software Distribution and License Agreement annexed to the GTIS Master PC Agreement as Exhibit A.

        2. This Second Amendment shall become effective on the date WII closes the acquisition of AGC pursuant to the Stock Purchase Agreement (the "Effective Date"). WMS will give GTIS prompt written notice of such closing. If such acquisition does not close by June 30, 1996, this Second Amendment shall be null and void and of no force and effect. The capitalized terms used in this paragraph are defined in paragraph 3 of this Second Amendment. GTIS' rights, if any, under the GTIS Master PC Agreement and form of Home Computer Software Distribution and License Agreement with respect to any games acquired pursuant to the Stock Purchase Agreement, and any subsequent sequels, adaptations or other versions thereof, shall be subject to all third party rights pursuant to agreements made by the Atari Group existing at the Effective Date. All such rights, to the extent known by WMS, are set forth on a schedule to a letter dated the date hereof and signed by WMS and GTIS.

         3. Section 1 of the GTIS Master PC Agreement shall be amended to add or replace definitions as follows:

              1.1(a) "AGC" shall mean Atari Games Corporation, a California corporation, which is currently a wholly-owned subsidiary of Warner Communications Inc., and which is to be sold to WII pursuant to the Stock Purchase Agreement.

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.



              1.1(b) "Atari Advance" shall mean the aggregate      *
                   Dollars advance by GTIS to WMS pursuant to the Atari Agreements.

              1.1(c) "Atari Agreements" shall mean the Master Option and
         License Agreement for Atari PC Games and the Master Option and License Agreement for Atari Home Video Games entered into by WMS and GTIS dated March 27, 1996."

              1.l(d) "Atari Game" shall mean (i) any game developed or acquired by or on behalf of AGC or entities which were affiliates of AGC prior to AGC being acquired by WII pursuant to the Stock Purchase Agreement, including, without limitation, those games listed on Schedule I to this Second Amendment, and any adaptations of such games for other platforms, and (ii) any game currently in development or developed subsequent to such acquisition by or on behalf of AGC or a member of the Atari Group, or developed, in whole or in substantial part, by any person or persons who were employees of AGC or a member of the Atari Group as of the closing date of such acquisition and who are employees of any member of the WMS Group at the time of such development, and any adaptations of such games for other platforms. For purposes of this Section, employees shall be deemed to include independent contractors who work a substantial portion of their time at the facilities of any member of the WMS Group.

             1.1(e) "Atari Group" shall mean AGC, or any entity, a majority of whose capital stock is owned, directly or indirectly, by AGC or with respect to which during the term of this Agreement, AGC, directly or indirectly, has the legal power, without the consent of any third party, to direct the acquisition of rights to or exploitation of Games on Designated Multipurpose Computer Platforms.

             1.1(f) "Business Day" shall mean any day other than a Saturday, Sunday or Federal holiday.

             1.2(a) "Early Termination Event" shall mean AGC ceasing to be at least 50.1% owned by a member of the WMS Group, or the Atari Group transferring a majority of its intellectual property assets and licenses to a person or entity who is not a member of the WMS Group.

             1.4 "Game" shall mean any coin-operated video game (including kits), any home video game and any on-line game, released or intended to be released, by any member of the WMS Group for sale in commercial quantities in the normal course of business; provided, however, that Game shall not include any Atari Game. Home video games shall include games designed for play on dedicated home systems, such as those marketed by Nintendo, Sega, Atari, Sony, etc. as well as on multipurpose home computers, such as those marketed by IBM and Apple.

             1.7(a) "Milestones" shall mean the defined tasks in the process of the development of a Technically Acceptable Master Disk as are deemed sufficiently important such that the achievement of such tasks will entitle the developer to receive a payment, the amount of such payment, the standards for approval which will entitle that developer to receive such payment and the circumstances under which the development arrangement may be terminated prior to completion.

             1.9(a) "PC Option Expiration Date" shall have the meaning ascribed in Section 2.1 hereof.

             1.9(b) "PC Extended Expiration Date" shall have the meaning ascribed in Section 2.1 hereof.

             1.9(c) "Pirate" shall mean an individual or entity which counterfeits a game or sells counterfeit games.

             1.10(a) "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated February 23, 1996, between Warner Communications Inc. and WII pursuant to which Warner Communications Inc. has agreed to sell and WII has agreed to purchase all of the outstanding stock of AGC.

             1.11(a) "WII" shall mean Williams Interactive Inc., a wholly-owned subsidiary of WMS.

    4.  The GTIS Master PC Agreement shall be amended to add at the end of
Section 2.1 thereof, the following:

             If the Atari Advance has not been fully recouped by the expiration date (determined after giving effect to all Extension Events) of GTIS' first option to acquire licenses under this Section 2.1 (the "PC Option Expiration Date"), such expiration date shall be extended to a date which is the earlier to occur of (i) two years from the PC Option Expiration Date, or (ii) the date on which the Atari Advance is fully recouped. Such new expiration date is hereafter referred to as the "PC Extended Expiration Date." In determining whether the Atari Advance has been fully recouped for all purposes under this Agreement, amounts owed by GTIS but not yet reported, paid or credited to the Licensor shall be deemed recouped by GTIS. The expiration date may be further extended under the following circumstances. If (a) an Early Termination Event occurs more than one year prior to the PC Extended Expiration Date, and (b) GTIS shall not have fully recouped the Atari Advance by the PC Extended Expiration Date (as such date may be extended from time to time by future amendments or extensions of GTIS' first option other than by reason of this sentence), then the expiration date shall be further extended to a date which is the earlier to occur of (x) the date on which the Atari Advance is fully recouped or (y) the date, to the nearest calendar quarter end, determined by adding to the PC Option Expiration Date the number of days between the date of the Early Termination Event and the PC Option Expiration Date.

         5. Section 2.7 of the GTIS Master PC Agreement shall be amended as follows:
              5.1. Section 2.7.1 shall be amended by adding the following to the first sentence "; provided, that this Section 2.7.1 shall not apply to Accepted Games as to which GTIS has exercised its rights of review and approval under
Section 2.11 hereof. "

              5.2. Section 2.7.2 shall be amended by adding the following to the first sentence "; provided that this Section 2.7.2 shall not apply to Accepted Games as to which GTIS has exercised its rights of review and approval under
Section 2.11 hereof."

              5.3. Former Section 2.7.3 shall be renumbered as "2.7.4" and any references within that Section and in the GTIS Master PC Agreement to Section
2.7.3 shall be deemed as amended to read "Section 2.7.4." A new sentence shall be added after the first sentence of new Section 2.7.4 which shall read as follows: "If GTIS fails to respond in writing to WMS' notice within ten (10) Business Days after receipt thereof by GTIS, GTIS shall be deemed to have consented to WMS' election to terminate development."

              5.4. A new Section 2.7.3 shall be added which shall read as follows:

        "2.7.3.   Subject to the provisions of 2.11 hereof, GTIS shall
bear 50% of the actual costs of development of any Section 2.4 Game or Section
2.5 Game as to which GTIS has exercised its rights of review and approval under
Section 2.11."

         6.   The GTIS Master PC Agreement shall be amended to add a new Section
2.11 which shall read as follows:

             Anything in Sections 2.4 or 2.5 to the contrary notwithstanding, in the event that after March 31, 1996 the WMS Group desires to hire a third party developer to develop a Technically Acceptable Master Disk for an Accepted Game, GTIS shall have the right to review and approve (such approval not to be unreasonably withheld) the proposed Milestones prior to the WMS Group entering into a binding agreement with such developer (such right of review and approval shall not extend to any terms of the developer agreement other than the Milestones). The WMS Group shall notify GTIS in writing of its intention to hire such third party developer and GTIS shall notify WMS in writing within five (5) Business Days after receipt of the WMS Group notice that GTIS desires to exercise its right of review and approval of Milestones. GTIS' failure to timely notify WMS shall be deemed its election not to exercise such right of review and approval. If GTIS shall exercise such right, GTIS and WMS shall negotiate in good faith to reach agreement with respect to the proposed Milestones as

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.


         promptly as practicable.  If such agreement is not reached within ten
         (10) Business Days after receipt by WMS of GTIS' aforesaid notice, then WMS may notify GTIS of Milestones which are acceptable to WMS and GTIS shall have three (3) Business Days after receipt of such notice to accept such Milestones. If GTIS does not accept such Milestones within such three (3) Business Day period, WMS may proceed to enter into an agreement with such developer as if GTIS had elected not to exercise its right of review and approval. If a developer agreement is signed following acceptance by GTIS of the Milestones as aforesaid, upon approval by GTIS and WMS of the material delivered or other requirements of each of such Milestones, GTIS shall pay to WMS * % of the Milestone payment within five (5) Business Days after GTIS receives WMS' invoice therefor. Such payment shall be credited against the obligations of GTIS to pay WMS * % of the actual costs of code development simultaneously with the receipt of a Technically Acceptable Master Disk set forth in Sections 2.4 and 2.5. With respect to any Technically Acceptable Master Disk for which GTIS is obligated to fund * % of the Milestone payments, if WMS exercises its rights in
         Section 2.7.4 to terminate development, the following shall apply: (i) if GTIS consents to such termination, neither WMS nor GTIS shall be entitled to any

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.


         reimbursement of the Milestone payments previously made by the other, or (ii) if GTIS withholds its consent to such termination, if permitted by the developer agreement, GTIS may take over the responsibility for development of a Technically Acceptable Master Disk with the developer and fund the balance of the development costs. Upon receipt by WMS of a notice from GTIS that GTIS has received a Technically Acceptable Master Disk with respect to the Game, WMS shall pay to GTIS, the amount, if any, by which * % of the original development budget approved by WMS exceeds the Milestone payments previously made by WMS. If GTIS has fully funded its obligations to make Milestone payments theretofore due, GTIS may elect to terminate its obligations to make Milestone payments with respect to future Milestones on which the developer has not yet commenced work; provided that GTIS may not so elect unless the agreement with the developer permits WMS to terminate its obligations to the developer by making payments only for Milestones previously achieved or in work or GTIS agrees to pay * % of any actual costs of terminating the developer agreement. If GTIS properly elects to terminate its obligation to make Milestone payments, (i) if WMS agrees to such termination and also terminates the developer agreement, neither WMS nor GTIS shall be entitled to any

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.

         reimbursement of the Milestone payments previously made by the other, or (ii) if WMS elects to continue development of the Technically Acceptable Master Disk, GTIS shall be entitled to reimbursement of the Milestone payments previously made by it upon completion by WMS of the Technically Acceptable Master Disk, but GTIS shall be deemed to have waived any future rights to distribute or license the version of the Game embodied in the Technically Acceptable Master Disk. GTIS shall hold WMS harmless for any claims by developers against the WMS Group by reason of GTIS' failures to make timely Milestone payments as required under this Section. WMS shall use all reasonable efforts to cause agreements with developers entered into after March 31, 1996 which relate to Technically Acceptable Master Disks for which GTIS is making
         * % of the Milestone payments to provide for GTIS to have the right to assume the rights and obligations under that agreement should WMS elect to terminate the agreement and GTIS elect to continue it. If both WMS and GTIS elect to terminate a developer agreement and any proceeds are subsequently generated from the abandoned project, the proceeds shall be shared by WMS and GTIS in proportion to their Milestone payments made with respect to such abandoned project. All ownership and rights in software, artwork, literary text, designs and other works, and all intellectual property relating thereto, which would have vested in a member of the WMS Group but for such termination shall vest in such member of the WMS Group, not GTIS, even if GTIS assumes the developer agreement, and the WMS Group shall remain entitled to all of the benefits of the representations and warranties, indemnifications, confidentiality provisions, restrictions, covenants and other obligations of the developer which would survive termination of such agreement. The provisions of tlus Section 2.11 are in all cases subject to the provisions of Section 2.12. For developer agreements in respect of which GTIS has agreed to make Milestone payments, the WMS Group shall provide GTIS a copy of the final version of the developer agreement within ten (10) Business Days after the same is signed; provided, however, that the WMS Group shall have the right to redact any information in that agreement relating to third parties which does not affect GTIS' rights or obligations.

         7.  The GTIS Master PC Agreement shall be amended to add a new Section
2.12 which shall read as follows:

             2.12 If permitted under existing agreements with third parties, WMS agrees to submit its choice of third party developers to be selected under Sections 2.4 and 2.5 of this Agreement to GTIS for GTIS' approval, such approval not to be unreasonably withheld, and, GTIS shall notify WMS of its decision with respect to such developer within five (5) Business Days after receipt by GTIS of WMS' notice. If the Technically Acceptable Master Disk being developed is based upon a coin-operated game which has been released within the 24 month period preceding WMS' request for GTIS' approval of the developer, or is released after such request for approval but prior to the release of the home version of such Game, WMS shall have the final decision in selecting the developer if a representative of WMS' coin-operated game development group advises GTIS in writing that the selection of a particular developer is important to such group. In all other circumstances, if GTIS reasonably disapproves of the developer suggested by WMS, that developer shall not be used and a new developer shall be selected by WMS subject to GTIS' right of approval as provided above in this Section 2.12.

         8.  The GTIS Master PC Agreement shall be amended to add a new Section
2.13 which shall read as follows:

             Royalties payable to WMS pursuant to Schedule B of the Home Computer Software Distribution and License Agreement are measured by the wholesale prices of Licensed Product. Accordingly, reasonably in advance of WMS' decision to enter into a developer contract and reasonably in advance of GTIS' initial release of the Licensed Product, GTIS shall advise WMS, at WMS' request, of GTIS' expected pricing strategy and the reasons therefor. Nothing herein shall be deemed to restrict GTIS' freedom in selecting wholesale sales prices it considers appropriate, which shall be in GTIS' sole discretion.

         9.  The GTIS Master PC Agreement shall be amended to add a new Section
2.14 which shall read as follows:

             If, under Section 2.1 of any Home Computer Software Distribution and License Agreement entered into under this Agreement, Licensor has granted written approval (which shall not be unreasonably withheld) to Licensee of a specific sublicensee for the Licensed Property, such approval shall apply to the sublicensing by that sublicensee of all Licensed Properties licensed to Licensee under Home Computer Software Distribution and License Agreements entered into under this Agreement, subject to the following: (i) the sublicense agreements shall contain provisions with respect to quality of Licensed Product, trademarks, copyrights, materials, other intellectual property rights, rights of additional sublicensing or assignment, termination rights, confidentiality, accounting, auditing, reporting and payment procedures in form agreed to by GTIS and WMS, and the form as so agreed to may be used by all approved sublicensees described

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.

         in clause (iii) below; provided that if such form is not so used, any other form to be used shall be subject to prior approval as provided in this subsection (i); (ii) no such blanket approval shall be deemed given with respect to Licensed Properties as to which approval requirements imposed by third parties, such as the NFL and NBA, apply,
         (iii) if the sublicense is for a Marketing Area other than those designated as Key Marketing Areas in such Home Computer Software Distribution and License Agreement and if the expected sales volume in such Marketing Area, in GTIS' good faith judgment, is an average of * units or less per SKU per year, Licensee will not be required to obtain Licensor's prior written approval of the terms of such license but Licensee will be required to provide a copy of each sublicense to Licensor within ten (10) Business Days after GTIS enters into such sublicense; and (iv) if the Marketing Area is designated as a Key Marketing Area or if, in GTIS' good faith judgment, the expected sales volume for such Marketing Area is more than an average of * units per SKU per year, Licensee will be required to obtain Licensor's prior written approval, which Licensor will not unreasonably withhold, of the terms of a sublicense for such Marketing Area even if the identity of the sublicensee has been previously approved; provided, however, if a sublicense is for multiple platforms and multiple games, the approval of the sublicense will be deemed to be approval for all Games distributed under that sublicense (subject to clause (ii)). Anything to the contrary notwithstanding, (x) if a previously approved sublicensee becomes an Exporter (as such term is defined in Exhibit A to the GTIS Master Option and License Agreement (Home Video) dated March 31, 1995) or a Pirate, Licensee will immediately upon becoming aware thereof notify Licensor of the identity of such Exporter or Pirate and as soon as practicable terminate the sublicense upon request by Licensor, and (y) Licensor and Licensee will review every two years the identity of sublicensees, and those sublicensees who previously received blanket approval as provided in the first sentence of this Section and who are no longer considered acceptable by Licensor, in the exercise of Licensor's reasonable judgment, will no longer have such blanket approval and will be subject to Licensor's prior approval with respect to all future sublicenses in accordance with the approval procedures set forth above. Licensee shall use all reasonable efforts to cause each agreement with its sublicensees to permit Licensee to terminate such agreement immediately if such sublicensee shall be or become an Exporter or a Pirate.

         10. Section 7 of the GTIS Master PC Agreement shall be amended to add at the end thereof, the following:

             With respect to this Agreement and all Home Computer Software Distribution and License Agreements entered into in connection herewith, each of WMS Group and GTIS agree to use reasonable efforts to ensure that either of them may disclose the proprietary information of the other (including, without limitation, the software source code and tools relating to any Game), only to those persons within their organizations who have a need to know such information in order to perform its obligations under this Agreement and the Home Computer Software Distribution and License Agreements and any such disclosure shall be limited to the information which needs to be known. Further, neither the WMS Group nor GTIS shall use any such proprietary information for purposes other than the performance of its obligations under this Agreement and the Home Computer Software Distribution and License Agreements.

         11. Paragraph 5 of the First Amendment shall be amended to provide that
Section 10.1 of the GTIS Master PC Agreement shall be amended to delete the parenthetical language "(including its sublicenses and affiliates as one party)" in the last sentence of such Section and by replacing the words "as long as that party remains fully liable for its obligations

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.

hereunder" at the end of the second sentence of such Section 10.1 with the words "as long as both the assignee and the assignor remain fully liable for assignor's obligations hereunder."

          12. For purposes of the last paragraph of Paragraph 13 of the First Amendment (i) distribution of a coin-operated video or pinball game by any member of the Atari Group or a former affiliate of any member of the Atari Group shall be deemed distribution by Licensor or its affiliates; and (ii) all references to "Licensor or any of its affiliates" shall be amended to read, "Licensor or any entity which at any time was or is an affiliate of any member of the WMS Group or the Atari Group." The following shall be added immediately preceding such last paragraph:

              Anything in the foregoing paragraphs to the contrary notwithstanding, where the Licensed Property has not been embodied in a coin-operated video or pinball game, whether distributed by Licensor or any entity which at any time was an afffliate of any member of the WMS Group or the Atari Group, Licensee may elect to pay an alternative royalty therefor. The alternative royalty shall equal the sum of the royalty percentage payable in accordance with the table set forth in Schedule B plus the Licensee's share of Third Party Fees and Royalties, but in no event shall the alternative royalty exceed * % of the actual Net Wholesale Sales Price of the Licensed Product; provided, however, that anything in the foregoing paragraphs or this paragraph to the contrary notwithstanding, under no circumstances

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.


          shall royalties, whether regular royalties, Substitute Royalties or alternative royalties, be less than * of the Third Party Fees and Royalties payable with respect to the sale of Licensed Products.

          12.1. Section 1 of the Home Computer Software Distribution and License Agreement shall be amended by adding at the end thereof, the following:

              Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the GTIS Master Agreement.

          12.2. Section 3.2 of the Home Computer Software Distribution and License Agreement shall be amended to add as the first clause thereof, the following:

              After the end of the Japan Territory Period, as defined in the letter between WMS and GTIS dated March 27, 1996, captioned "Japan Territory."

         13. Schedule B to the Home Computer Software Distribution and License Agreement shall be amended as follows:

          13.1. Paragraph 2 under the heading "Adjustment to Royalties" shall be amended by adding at the end thereof, the following which shall be deemed a clarification of the practice currently being followed by Licensee and Licensor:

              In cases where Licensed Products are bundled, net proceeds from bundling shall be treated in the same manner as net proceeds from sublicensees; provided, however, that if Licensee is also the

                                    THE INFORMATION BELOW MARKED BY * HAS BEEN
                                    OMITTED PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT.


          manufacturer of products for bundling, the fee to Licensee shall
          equal * % rather than   *    % of net proceeds.

          13.2. A new Paragraph 4 shall be added after paragraph 3 under the heading "Adjustment to Royalties" which shall read as follows:

              4. For purposes of Paragraphs 1 and 2 above, the fees, royalties or other participations referred to in clause 3 of Section
          1.9 shall not be excluded in determining "Third Parties Fees and Royalties." For avoidance of doubt, advances payable to developers shall continue to be excluded.

          13.3. The paragraph under the heading "Recoupment" shall be amended to replace the word "paid" on the first line of such paragraph by the words "applied or accrued" and to insert the words "applied or accrued by Licensee" between the words "Recoupable Amounts" and "under" on line 6 of such paragraph.

          13.4. A new paragraph shall be added at the end of the paragraph under the heading "Recoupment" which shall read as follows:

              "If the Atari Advance has not been fully recouped by GTIS on the date on which the total of recoupable amounts under this Agreement and other Home Computer Software Distribution and License Agreements entered into pursuant to the GTIS Master Agreement equals the * Dollars Option and Advance Fee and Guaranty paid by the Licensee under the GTIS Master Agreement, then royalties otherwise payable under this Agreement shall be recoupable against the Atari Advance in the manner set forth in this Schedule B until the Atari Advance shall be fully recouped. In determining whether the Atari Advance has been fully recouped, amounts owed by GTIS but not yet reported, paid or credited to the Licensor shall be deemed recouped by GTIS. If in respect of any royalty payment period royalties are available for recoupment of the Atari Advance under any one or more of the distribution and license agreements entered into under the Atari Agreements, the GTIS Master Agreement and the GTIS Master Option and License Agreement (Home Video Games) dated March 31, 1995, (the "GTIS Master Home Video Agreement"), the Atari Advance shall be recouped from royalties in the following order: (i) royalties payable under distribution and license agreements entered into under the Atari Agreements; (ii) royalties payable under distribution and license agreements entered into under the GTIS Master Agreement; and (iii) royalties payable under distribution and license agreements entered into under the GTIS Master Home Video Agreement.

         14. WMS hereby confirms to GTIS that it is WMS' present intention that it will maintain a separate Atari Group games design organization and that any member of the design teams working for that organization will work solely on the creation of Atari Games.

WMS further confirms that it will use all reasonable effort to maintain such separate organization.

         15. In the event of conflicts between the provisions of the GTIS Master Agreement and the Home Computer Software Distribution and License Agreement, the provisions of the GTIS Master Agreement shall prevail.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.


                                 WMS INDUSTIES INC.


                                 By: /s/ NEIL NICASTRO
                                    ----------------------------------------
                                         Neil Nicastro


                                 WILLIAMS ELECTRONICS GAMES, INC.


                                 By: /s/ NEIL NICASTRO
                                    ----------------------------------------
                                         Neil Nicastro


                                 MIDWAY MANUFACTURING COMPANY


                                 By: /s/ NEIL NICASTRO
                                    ----------------------------------------
                                         Neil Nicastro


                                 WILLIAMS ENTERTAINMENT INC.


                                 By: /s/
                                    ----------------------------------------



                                 GT INTERACTIVE SOFTWARE CORP.


                                 By: /s/ RONALD CHAIMOWITZ
                                    ----------------------------------------
                                         Ronald Chaimowitz

        IN WITNESS WHEREOFF, the parties have executed this Second Amendment as of the day and year first above written.



                                 WMS INDUSTRIES INC.


                                 By: /s/
                                    ----------------------------------------



                                 WILLIAMS ELECTRONICS GAMES, INC.


                                 By: /s/
                                    ----------------------------------------



                                 MIDWAY MANUFACTURING COMPANY


                                 By: /s/
                                    ----------------------------------------



                                 WILLIAMS ENTERTAINMENT INC.


                                 By: /s/ BRIAN COOK
                                    ----------------------------------------
                                         Brian Cook


                                 GT INTERACTIVE SOFTWARE CORP.


                                 By: /s/ RONALD CHAIMOWITZ
                                    ----------------------------------------
                                         Ronald Chaimowitz

                                  SCHEDULE 1
                                  ----------
                                 ATARI LIBRARY
                                 -------------
                      (Not including Projects in Process)
                      -----------------------------------

RELEASED COIN-OP TITLES

DATE          PRODUCT

Nov  -  72    Pong
Jul  -  83    Space Race
Sep  -  73    Pong Doubles
Oct  -  73    Gotcha Color
Oct  -  73    Gotcha
Oct  -  73    Elimination (KEE)
Feb  -  74    Super Pong
Feb  -  74    Rebound
Mar  -  74    Spike (Kee)
Mar  -  74    Quadrapong
Mar  -  74    Gran Track 10
Apr  -  74    Formula K (Kee)
Apr  -  74    world Cup
Apr  -  74    World Cup CKT
May  -  74    Pong CKT
Jun  -  74    Touch Me
Jul  -  74    Twin Racer (Kee)
Jul  -  74    Trak 10
Aug  -  74    Gran Trak 20
Aug  -  74    Puppy Pong
Aug  -  74    Trak 20
Sep  -  74    Dr. Pong
Oct  -  74    Pin Pong
Nov  -  74    Tank
Nov  -  74    Qwak
Jan  -  75    Dodgeball
Jan  -  75    Pursuit
Apr  -  75    Indy 800 (KEE)
Apr  -  75    Highway
May  -  75    Crossfire (KEE)
May  -  75    Tank II (KEE)
Jun  -  75    Anti Aircraft
Jul  -  75    Goal IV
Sep  -  75    Jaws
Oct  -  75    Steeplechase
Oct  -  75    Crash N Score
Oct  -  75    Jet Fighter
Dec  -  75    Jet Fighter CKT
Jan  -  76    Stunt Cycle
Mar  -  76    Outlaw
Apr  -  76    Tank 8 (KEE)
Apr  -  76    Quiz Show (KEE)
Apr  -  76    Breakout
May  -  76    Indy 4
Jul  -  76    Breakout CKT

Jul  -  76    Cops N Robbers
Jul  -  76    Fly Ball (KEE)
Aug  -  76    Lemans
Oct  -  76    Night Driver
Nov  -  76    Sprint II (KEE)
Nov  -  76    F-I
Nov  -  76    The Atarians Pin
Jan  -  77    Dominos
Feb  -  77    Dominos CKT
Apr  -  77    Triple Hunt
Apr  -  77    Triple Hunt Single
Apr  -  77    Night Driver SD
May  -  77    Sprint 8 (KEE)
Jun  -  77    Time 2000 Pin
Jun  -  77    Pool Shark
Jun  -  77    Drag Race (KEE)
Jul  -  77    Starship
Sep  -  77    Super Bug (KEE)
Sep  -  77    Two Game Module
Sep  -  77    Airborne Avenger Pin
Oct  -  77    Destroyer
Nov  -  77    Canyon Bomber
Dec  -  77    Sprint 4
Jan  -  78    Sprint 1
Feb  -  78    Ultra Tank (KEE)
Feb  -  78    Middle Earth Pin
Mar  -  78    Sky Raider
Mar  -  78    Tournament Table
Apr  -  78    Avalanche
Jun  -  78    Fire Truck
Jun  -  78    Sky Diver
Jul  -  78    Smokey Joe
Sep  -  78    Super Breakout
Sep  -  78    Space Rider Pin
Oct  -  78    Atari Football
Nov  -  78    Orbit
Feb  -  79    Video Pinball
Mar  -  79    Superman Pin
Apr  -  79    Hercules Pin
May  -  79    Basketball
May  -  79    Subs
Jun  -  79    Baseball
Aug  -  79    Lunar Lander
Apr  -  79    4PL Atari Football
Nov  -  79    Asteroids
Apr  -  80    Asteroids CKT
Apr  -  80    Soccer
Apr  -  80    Monte Carlo
Jun  -  80    Asteroics Cabaret
Jun  -  80    Missile Command

Aug  -  80    Missile Command CKT
Sep  -  80    Missile Command Cabaret
Sep  -  80    Missile Command SD
Nov  -  80    Battle Zone
Dec  -  80    Battle Zone Cabaret
Apr  -  81    Asteroids Deluxe Cabaret
Apr  -  81    Warlords
Apr  -  81    Warlords CKT
May  -  81    Asteroids Deluxe
May  -  81    Asteroids Deluxe CKT
May  -  81    Red Baron SD
Jun  -  81    Centipede
Jun  -  81    Red Baron
Jun  -  81    Battle Zone Open Face
Jul  -  81    Centipede CKT 13"
Jul  -  81    Centipede CAB
Sep  -  81    Centipede CKT 19"
Oct  -  81    Tempest
Dec  -  81    Tempest CKT
Dec  -  81    Tempest Cabaret
Feb  -  82    Space Duel
Apr  -  82    Dig Dug
Apr  -  82    Space Duel CKT
Jun  -  82    Kangaroo
Jun  -  82    Dig Dug CKT
Jun  -  82    Dig Dug CAB
Jun  -  82    Gravitar
Nov  -  82    Millipede
Nov  -  82    Liberator
Nov  -  82    Quantum
Nov  -  82    Pole Position
Nov  -  82    Pole Position SD
Feb  -  83    Xevious
Feb  -  83    Black widow
Feb  -  83    Milipede CKT
Mar  -  83    Food Fight
May  -  83    Arabian
May  -  83    Star Wars
May  -  83    Star Wars SD
May  -  83    Food Fight CKT
Jul  -  83    Crystal Castles
Nov  -  83    Major Havoc
Nov  -  83    Pole Position II
Nov  -  83    Crystal Castles CKT
Jan  -  84    Firefox
Feb  -  84    Firefox SD
Mar  -  84    TX-1 SD
Jun  -  84    I, Robot
Sep  -  84    Return of the Jedi
Dec  -  84    Marble Madness SYS 1

Mar  -  85    Empire Kit
Apr  -  85    Paperboy SYS 2
Jul  -  85    Pack Rat SYS 1
Jul  -  85    Pack Rat (KIT)
Jul  -  85    Temple of Doom SYS 1
Jul  -  85    Temple of Doom Kit
Oct  -  85    Gauntlet
Apr  -  86    Super Sprint
May  -  86    Gauntlet 2 Player
Jul  -  86    Road Runner SYS 1
Jul  -  86    Road Runner Kit
Aug  -  86    Gauntlet II
Aug  -  86    Guantlet II 4 player kit
Aug  -  86    Gauntlet II 2 player kit
Sep  -  86    Champ Sprint SYS 2
Sep  -  86    Champ Sprint Kit
Dec  -  86    720
Feb  -  87    Rolling Thunder
Mar  -  87    Road Blaster SYS 1
Mar  -  87    Road Blaster Kit
Mar  -  87    Road Blaster SD
May  -  87    Dunk Shot
Jul  -  87    A.P.B.
Jul  -  87    Dragon Spirit
Sep  -  87    RBI Baseball Kit
Nov  -  87    Xybots
Dec  -  87    Pacmania
Feb  -  88    Blasteroids
Apr  -  88    Galaga '88
Apr  -  88    Galaga '88 Kit
Apr  -  88    Vindicators
May  -  88    Pot Shot
May  -  88    Final Lap SD
Jun  -  88    Toobin
Aug  -  88    Assault
Sep  -  88    Cyberball
Oct  -  88    Final Lap UR
Feb  -  89    Tetris Kit
Feb  -  89    Hard Drivin SD
Feb  -  89    Splatterhouse PCB
Feb  -  89    Vindicator Kits
Jun  -  89    Hard Drivin Compact
Jun  -  89    Escape
Jun  -  89    Escape Kit
Aug  -  89    Cyberball 2072 4 player
Sep  -  89    Cyberball 2072 2 player
Sep  -  89    Stunrunner
Oct  -  89    Cyberball 2072 Conv. Kit
Nov  -  89    Cyberball 2 PL Univ. Kit
Nov  -  89    Skull & Crossbones

Nov  - 89     Skull & Crossbones Kit
Dec  - 89     4 Trax Moving
Jan  - 90     Badlands
Jan  - 90     Badlands Kit
Jan  - 90     Cyberball vs. Kit
Feb  - 90     Klax
Feb  - 90     Klax Cabaret
Feb  - 90     Klax Kits (Incl. Japan)
Apr  - 90     4 Trax Stationary
Jun  - 90     Gumball Rally
Jun  - 90     Hydra
Jun  - 90     Hydra Kits
Jul  - 90     ThunderJaws Kits
Aug  - 90     Pitfighter
Aug  - 90     Race Drivin SD
Oct  - 90     Race Drivin SD Conv. Kits
Nov  - 90     Tetris Cabaret
Nov  - 90     Shuuz
Nov  - 90     Shuuz Kits
Dec  - 90     Race Drivin Compact
Feb  - 91     Rampart
Mar  - 91     Pitfighter 2 PL Kits
Apr  - 91     Batman Kits
Apr  - 91     Rampart Kits Incl. Japan
Apr  - 91     Race Drivin UR Conv. Kits
Apr  - 91     Race Drivin Intl. Kits
May  - 91     Race Drivin Panorama
Jun  - 91     Road Riot
Sep  - 91     Steel Talons
Oct  - 91     Off the Wall Kit
Apr  - 92     Relief Pitcher Game
May  - 92     Relief Pitcher Kit
Jun  - 92     Guardians of the Hood
Jul  - 92     Guardians of the Hood Kit
Jul  - 92     Moto Frenzy Deluxe
Sep  - 92     Moto Frenzy Mini
Nov  - 92     Space Lords
Mar  - 93     Knuckle Bash Kit
Jun  - 93     World Rally Kits
Oct  - 93     Showcase '33
Jul  - 94     T-MEK
Aug  - 94     Primal Rage Showcase 33
Sep  - 94     Primal Rage Family Cabinet
Oct  - 94     Cops
Sep  - 95     Hoop It Up
Nov  - 95     Area 51 33" Showcase
Nov  - 95     Area 51 25"

RELEASED CONSUMER TITLES


DATE                TITLE                      FORMAT

                    After Burner               NES

                    Alien Syndrome             NES

                    Fantasy Zone               NES

88                  Gauntlet                   NES

                    Klax                       NES

                    Ms. Pacman                 NES

88                  Pacman                     NES

                    Pacmania                   NES

88                  RBI Baseball               NES

                    RBI 2 Baseball             NES

                    RBI 3 Baseball             NES

                    Road Runner                NES

                    Rolling Thunder            NES

                    Shinobi                    NES

                    Skull & Crossbones         NES

                    Super Sprint               NES

May - 89            Tetris                     NES

                    Temple of Doom             NES

                    Toobin                     NES

                    Vindicators                NES

Jun - 95            RBI 95                     32X

Oct - 94            Battlecorps                Sega CD AFL

Feb - 95            BC Racers                  Sega CD AFL

Nov - 94            Lawnmowerman               Sega CD AFL

Dec - 94            Soulstar                   Sega CD AFL

Dec - 95            Wayne Gretsky              PC CD ROM

Sep - 95            Primal Rage                PC CD ROM

Nov - 94            Rise of the Robots         PC CD ROM

Nov - 94            Rise of the  Robots        PC Floppy Disk

Jun - 95            Striker                    Europe CD ROM

Nov - 94            Rise of the  Robots        Europe CD ROM

Sep - 95            Primal Rage                Europe CD ROM

Jun - 95            Striker                    Europe Disk

Jun - 95            Rise of the  Robots        Europe Disk

Jun - 95            Rise of the  Robots        Amiga-Europe

                    PGA Tour Golf              Europe Game Gear

                    KLAX                       Europe Game Gear

                    Marble Madness             Europe Game Gear

                    Paperboy                   Europe Game Gear

                    Popils                     Europe Game Gear

Dec - 94            PGA Tour II                Europe Game Gear

Jun - 95            Rise of the Robots         Europe Game Gear

                    World Cup Soccer           Europe Game Gear

Aug - 95            Primal Rage                Gameboy

Mar - 95            Kawasaki Superbike         Game Gear AFL

Dec - 93            Desert Strike              Game Gear AFL

Dec - 93            Formula 1                  Game Gear AFL

                    Prince of Persia           Game Gear AFL

                    Super Space                Game Gear AFL
                    Invaders

Mar - 95            Kawasaki Superbike         Genesis

                    Davis Cup Tennis           Genesis

                    Dragon's Fury              Genesis

                    Dick Vitale                Genesis
                    Basketball

Dec - 93            Dragon's Revenge           Genesis

Nov - 93            Gauntlet 4                 Genesis

Nov - 94            Generations Lost           Genesis

                    Grindstormer               Genesis

                    Hard Drivin                Genesis

                    Klax                       Genesis

Nov - 94            Lawnmowerman               Genesis

                    Ms. Pacman                 Genesis

                    Paperboy 2                 Genesis

                    Paperboy                   Genesis

                    Pitfighter                 Genesis

                    Pacmania                   Genesis

Nov - 93            Awesome Possum             Genesis

                    Prince of Persia           Genesis

Dec - 93            Race Drivin                Genesis

Aug - 95            Primal Rage                Genesis

                    Rampart                    Genesis

                    RBI 93                     Genesis

                    RBI 94                     Genesis

                    RBI 3 Basketball           Genesis

                    RBI 4                      Genesis

                    Road Blasters              Genesis

Nov - 94            Red Zone                   Genesis

                    Sylvester & Tweety         Genesis

                    Steel Talons               Genesis

Jun - 95            Wayne Gretzky              Genesis

                    Bubba N' Stix              Genesis AFL

Nov - 93            Formula 1                  Genesis AFL

                    James Bond                 Genesis AFL

Nov - 4             Marko & His Magic          Genesis AFL
                    Soccer Ball

                    MIG 29                     Genesis AFL

                    Chuck Rock II              Game Gear

Dec - 93            PGA Tour Golf              Game Gear

                    Klax                       Game Gear

                    Marble Madness             Game Gear

                    Paperboy 2                 Game Gear

                    Paperboy                   Game Gear

Nov - 94            PGA Tour II                Game Gear

                    Popils                     Game Gear

Aug - 95            Primal Rage                Game Gear

Nov - 94            RBI 94                     Game Gear

Dec - 94            Rise of the Robots         Game Gear

                    World Cup Soccer           Game Gear

Oct - 95            Power Drive Rally          Jaguar

Dec  95             Primal Rage               Jaguar CD

                    Davis Cup Tennis          Mega Drive-Europe

                    Dragon's Fury             Mega Drive-Europe

                    Dick Vitale               Mega Drive-Europe
                    Basketball

                    Dragon's Revenge          Mega Drive-Europe

                    Gauntlet 4                Mega Drive-Europe

                    Hard Drivin               Mega Drive-Europe

                    Kawasaki Superbike        Mega Drive-Europe

                    Klax                      Mega Drive-Europe

                    Lawnmowerman              Mega Drive-Europe

                    Paperboy                  Mega Drive-Europe

                    Paperboy 2                Mega Drive-Europe

                    Pitfighter                Mega Drive-Europe

                    Pacmania                  Mega Drive-Europe

                    Rampart                   Mega Drive-Europe

                    RBI 94                    Mega Drive-Europe

Nov - 94            Red Zone                  Mega Drive-Europe

Aug - 94            Sylvester & Tweety        Mega Drive-Europe

                    Steel Talons              Mega Drive-Europe

Mar - 95            Mega Swiv                 Mega Drive-Europe

                    A.C. Adapter              Gameboy

                    A.C. Adapter              Genesis

                    A.C. Adapter              SNES

                    A.C. Adapter              Game Gear

                    Control Pad               Genesis

                    Control Pad               NES

                    Control Pad               SNES

                    Hi-Freq Control           Genesis
                    Pad

                    Hi-Freq Control           NES
                    Pad

                    Hi-Freq Control           SNES
                    Pad

                    Hi-Freq Magnifier         Game Gear

                    Hi-Freq Night             Gameboy
                    Sight

                    Hi-Freq Power Clip        Gameboy
                    w/adaptor

                    Hi-Freq Power Clip        Game Gear

                    R.F. Switch               All

                    Night Sight               Gameboy

                    Power Clip w/A.C.         Gameboy
                    adaptor

                    Power Clip                Gameboy

                    Wayne Gretzky Kit         Rest of World

                    Wayne Gretzky             Mega Drive-Rest of
                                              World

                    Kawasaki Superbike        SNES-Rest of World

                    Primal Rage Kit           Rest of World

Sep - 95            Primal Rage               PC CD ROM-Rest of
                                              World

Sep - 95            Primal Rage               Gameboy-Rest of
                                              World

Aug - 95            Primal Rage               SNES-Rest of World

Sep - 95            Primal Rage               Mega Drive-Rest of
                                              World

Jul - 95            Striker                   Spindle PC CD ROM-
                                              REST of World

                    Virtua Racing             Saturn-Rest of
                                              World

Dec - 95            Last Gladiators           Saturn

Nov - 95            Virtua Racing             Saturn

Sep - 93            Robo Aleste               Sega CD

                    PGA Tour Golf             Master System-
                                              Europe

                    Klax                      Master System-
                                              Europe

                    Ms. Pacman                Master System-
                                              Europe

                    Rampart                   Master System-
                                              Europe

Dec - 95            Wayne Gretzky             SNES

Dec - 95            Kawasaki Superbike        SNES

Aug - 95            Primal Rage               SNES

Jun - 95            Super RBI                 SNES

                    Blasteroids               Computer Software

                    Rolling Thunder           Computer Software

Dec - 95            Primal Rage               Sony PSX

Dec - 95            Zero Divide               Sony PSX

                    Klax                      NEC Turbografix

                    Return Fire               Sony  PSX

                    Constructor               Sony  PSX

                    T-MEK                     Sony  PSX

                    Area 51                   Sony PSX

                    Wayne Gretzky II          Sony PSX

                    Wheels                    Sony PSX

                                  SCHEDULE 1
                                  ----------
                              Projects in Process
                              -------------------
                               (Atari PC Games)
                               ----------------

Title                                                  Platform
- - -----                                                  --------
Area 51                                                CD-ROM
Constructor                                            Win '95/Mac-CD
Crisis                                                 Win '95
Dark Hermetic Order                                    PC CD-ROM
Gretzky Hockey                                         PC CD-ROM
Gretzky II                                             Win '95
Primal Rage                                            Mac-CD
RBI 96                                                 IBM PC; CD-ROM
Return Fire                                            CD-ROM
T-Mek                                                  PC; CD-ROM

                                  SCHEDULE 2
                                 ------------
                              PROJECTS IN PROCESS
                              -------------------
                              (HOME VIDEO GAMES)
                              ------------------
TITLE                                                   PLATFORM
- - -----                                                   --------
Area 51                                                Saturn; PSX
Constructor                                            PSX
Gretzky II                                             PSX
Gretzky Arcade                                         Ultra 64
Last Gladiators                                        Saturn
Power Drive                                            Jaguar
Primal Rage                                           Saturn; PSX
Return Fire                                            PSX; Saturn
T-Mek                                                  PSX
Toonfighter                                            PSX
Virtua Racing                                          Saturn
Wheels (Driver)                                        PSX
Zero Divide                                            PSX